ANNUAL MEETING OF SHAREHOLDERS October 25, 2023

Welcome

Today’s Agenda Welcome Arrow Overview Business Meeting Financials Strategic Focus Closing

The information in this presentation may contain statements based on management’s beliefs, assumptions, expectations, estimates and/or projections about the future. Such "forward-looking statements," as defined in Section 21E of the Securities Exchange Act of 1934, as amended, involve a degree of uncertainty and attendant risk. Actual outcomes and results may differ, explicitly or by implication. We are not obliged to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with Arrow’s Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission. Safe Harbor Statement

Acknowledgements Annual Meeting Technical Team Frank Arren, Inspector of Elections Maryteresa Crealese, Mark J. Vuono and J. Patrick Holmes Auditors Michele Kloeppel and William J. Vega Attorneys

In Memory of Tom Hoy • Expanded our footprint and set forth a strategic vision • Unwavering commitment to community banking • His legacy lives on in our company culture he helped shape Thomas L. Hoy Former President, CEO and Chairman

Arrow Overview

Our Family of Companies

Our Market Rensselaer Schenectady Saratoga Essex Clinton Albany Washington Counties Branches Insurance Offices 8 37 9

Our Guiding Language To strengthen financial lives within our communities through the power of care, capability, commitment and collaboration. To build meaningful and long-lasting relationships with our customers, employees and shareholders.

Our Values Our Six Core Values We are your neighbors. We believe a great team delivers great results. We continuously improve. We do the right thing, the right way. We make data-driven decisions. We value differences.

Our Philanthropy

Our Directors Mark L. Behan Founder and President, Behan Communications, Inc. Tenée R. Casaccio, AIA President, JMZ Architects and Planners, P.C. Gregory J. Champion Executive Vice President – Legal, Syncromune, Inc. Gary C. Dake President, Stewart’s Shops Corp. William L. Owens, Esq. (Chairman) Partner, Stafford, Owens, Piller, Murnane, Kelleher and Trombley, PLLC Colin L. Read, PhD Professor – Department of Economics and Finance, SUNY Plattsburgh David G. Kruczlnicki Retired President and CEO, Glens Falls Hospital Elizabeth A. Miller President and CEO, Miller Mechanical Services, Inc. Raymond F. O’Conor Retired President and CEO, Saratoga National Bank David S. DeMarco President and CEO, Arrow Financial Corporation

Our Executive Management Penko Ivanov SEVP, Chief Financial Officer, Treasurer and Chief Accounting Officer David S. DeMarco President and CEO David Kaiser SEVP and Chief Credit Officer Andrew Wise SEVP and Chief Operating Officer

Our Senior Management Tracey Norman SVP and Director of Wealth Management Brooke Pancoe SVP and Director of Human Resources Leslie Munger SVP and Director of Compliance and Risk Kurt Moser SVP and Director of Corporate Banking Wendy Brust SVP and Director of Information Technology Wendy Lanzone SVP Customer Experience and Director of Deposit and Loan Services Marc Yrsha EVP and Chief Banking Officer Michael Jacobs EVP and Chief Information Officer Ginny Sullivan SVP and Director of Residential Lending Douglas Thorn SVP and Director of Insurance Operations Daniel Segrell SVP and Director of Consumer Lending Alex Rusate SVP and Director of Internal Audit

Business Meeting David S. DeMarco President and CEO

2023 Shareholder Voting Proposals 1. Election of four Class A Directors to three-year terms and one Class B Director to a one-year term. 2. Advisory approval of Say-on-Pay frequency (1, 2 or 3 years). 3. Advisory approval of our 2022 executive compensation (“Say on Pay”). 4. Approval of the Arrow Financial Corporation 2023 Directors’ Stock Plan. 5. Ratification of the selection of KPMG LLP as our independent auditor for 2023.

Financials Penko Ivanov SEVP, CFO and Treasurer

2022 Financial Highlights Arrow Financial Corporation delivered a year of solid earnings, sustained profitability and record loan growth. Please refer to the 2022 10-K and 3Q23 Earnings Release for a reconciliation of any non-GAAP measures.

2022 Summary Return on Average Assets 1.21% Earnings Per Share $2.95 Total Assets $3.97B Total Loans $3.0B, up 11.8% versus prior year

Assets $2,988 $3,184 $3,689 $4,028 $3,970 2018 2019 2020 2021 2022 Assets 7.4% CAGR History of strong performanceDollars in millions

$2,196 $2,386 $2,595 $2,668 $2,983 2018 2019 2020 2021 2022 Loans Loans History of strong performanceDollars in millions 8.0% CAGR

Deposits History of strong performanceDollars in millions $2,346 $2,616 $3,235 $3,550 $3,498 2018 2019 2020 2021 2022 Deposits 10.5% CAGR

Credit 0.25% 0.18% 0.25% 0.44% 0.40% 2018 2019 2020 2021 2022 NPL1 / Gross Loans • Portfolio credit performance is strong • Charge-offs and NPLs are low • NPLs are trending toward pre-Covid levels 1 Non-Performing Loans

Return Metrics 1.27% 1.24% 1.17% 1.28% 1.21% 2018 2019 2020 2021 2022 Return on Average Assets 13.96% 13.17% 12.77% 14.09% 13.55% 2018 2019 2020 2021 2022 Return on Average Equity • Delivered strong ROA and ROE results pre, during and post-pandemic • Balance Sheet grew in excess of 30% during the same time frame • Committed to efficient use of capital for our shareholders

EPS and Dividends $2.22 $2.29 $2.49 $3.01 $2.95 2018 2019 2020 2021 2022 Diluted EPS $0.89 $0.93 $0.96 $0.99 $1.06 2018 2019 2020 2021 2022 Cash Dividends Paid Per Share Per share data has not been restated for the September 2023, 3% stock dividend. • Expanded balance sheet resulted in strong earnings growth • Earnings growth is able to support consistent dividend growth • Ability to deliver profitable growth

Strong Capital Position 9.8% 15.1% 8.36% 4.0% 8.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% Tier 1 Leverage Ratio Total Risk-Based Capital Tangible Common Equity Select Capital Ratios – Arrow Minimum Regulatory Capital Ratios 2022 Building equity and maintaining strong regulatory capital $270 $302 $334 $371 $354 2018 2019 2020 2021 2022 Stockholders’ Equity Dollars in millions

2023 YTD Performance

2023 Highlights • Annualized loan growth of 9% in 3Q and 7% YTD • Exceptional asset/credit quality • Consistent dividend track record • Strong liquidity position and continued profitability

2023 Key Financial Metrics Earnings Per Share 3QTD: $0.46 YTD: $1.31 Return on Avg. Assets 3QTD: 0.75% YTD: 0.74% Assets Loans Deposits $4.27 billion up $303 million $3.14 billion up $155 million $3.67 billion up $168 million YTD YTD YTD

Strong Credit Quality 0.25% 0.44% 0.40% 0.37% 0.21% 0.20% 2020 2021 2022 1Q23 2Q23 3Q23 Non-Performing Loans (NPL) / Gross LoansDollars in millions $6.4 $11.7 $12.0 $11.2 $7.1 $6.9 • Charge-offs were 5bps in 3Q23; down from 7bps in 2Q23 and 10bps in 1Q23 • Allowance for Credit Losses (ACL) of 0.99% available to address potential credit issues 366% 481% 457% 233% 250% 491% 2018 2019 2020 2021 2022 3Q23 ACL / NPL

Liquidity – As of September 30, 2023 FDIC Insured Deposits ~70% Uninsured Deposits ~30% Total Deposits = $3.67 billion • ~ $2.5 billion in deposits are insured • ~ 8% on-balance sheet liquidity (cash and unencumbered AFS securities) • Available Borrowing Capacity Brokered Deposits $0.8 billion Borrowing Capacity1 $1.5 billion $2.3 billion • Liquidity and borrowing capacity provide approximately 2X coverage of uninsured deposits • National Listing Services also available as additional source of liquidity • Securities, Mortgage and Auto Loan Portfolios provide steady source of cash flow 1 FHLB, FRB and other bank lines Ample coverage of uninsured deposits Uninsured deposit accounts consist of municipal, business and high net worth individuals – many of whom have a broad and deep banking relationship with Arrow.

Outlook 2023 3Q EPS: $0.46 2023 YTD EPS: $1.31 • NIM bottoming out and improving o Assets expected to reprice at a faster rate than deposits o Active balance sheet management to further support NIM in 2024 • 2023 loan growth will provide additional earnings in 2024 • Focus on expense management o Remediation-related expenses (YTD $4.1 million) not expected to repeat in 2024 o Committed to continued branch optimization 2.90% 3.02% 3.14% 3.08% 2.96% 2.61% 2.53% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Quarterly Net Interest Margin (NIM) 2.50% 2.52% 2.59% Jul-23 Aug-23 Sep-23 3Q NIM Detail

Overall Strong Performance / Looking Ahead Strong earnings Record loan growth Sustained profitability Strong asset quality Steady organic growth Exceptional shareholder value In 2022, we delivered another year of strong performance, and we remain focused.

BauerFinancial 66CONSECUTIVE QUARTERS Glens Falls National Bank Saratoga National Bank 58CONSECUTIVE QUARTERS

American Banker Arrow was ranked 83rd on American Banker’s Top 200 Performing Banks with $2B to $10B in Assets.

Strategic Focus

Headquarters Renovation Our downtown Corporate Headquarters and Main Office branch renovations are complete! Project Updates Include: • A fully renovated lobby and lending center for the main branch of Glens Falls National Bank • The replacement of aging infrastructure and equipment including a full overhaul of electrical and HVAC, rooftop green space, solar panels • Flexible and functional workspaces for our teams • Increased physical security • Energy-saving interior and exterior improvements

Headquarters Renovation Main Branch Lending Lobby

Headquarters Renovation Open Stairwell Employee Café Sit-to-Stand Desks

Advancing Technology • In 2022, we took a major step forward in our technology foundation with the upgrade of our core banking system. • This investment paves the way for customer-facing enhancements externally, as well as more efficient operations and improved reporting internally. • We are continuing to work toward fully leveraging our new system’s capabilities.

Socially Conscious Performance • We are committed to conserving natural resources and complying with environmental regulations. • We are working to meet the financial needs of the low- to moderate-income population, providing professional development and holistic support of our Team, and giving back to our communities. • We are committed to valuing differences, particularly in the areas of diversity, equity, inclusion and belonging. • We believe strong corporate governance is the foundation to delivering on our commitments to our stakeholders.

Our Focus Remains Steady Growth Advancing Technology Investing in Our Team Socially Conscious Performance Branch Optimization

Our Team Great Team. Great Results.

Closing Thank You!